The Brazil Fund, Inc.

Annual Report
December 31, 1997



A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.
The Brazil Fund, Inc.

The Brazil Fund, Inc.
================================================================================
--------------------------------------------------------------------------------
Investment objective and policies

o long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment characteristics

o closed-end investment company investing in a broad spectrum of Brazilian industries o a vehicle for international diversification through participation in the Brazilian economy

General Information
==========================================
------------------------------------------
Executive offices

   The Brazil Fund, Inc.
   345 Park Avenue
   New York, NY 10154
   For Fund information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

   For account information: 1-800-426-5523
   The First National Bank of Boston
   Attn. Investor Relations Department
   P.O. Box 8200
   Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.

Legal counsel

   Debevoise & Plimpton

Independent Accountants

   Price Waterhouse LLP


New York Stock Exchange Symbol -- BZF


Contents
====================================================
----------------------------------------------------
In Brief                                           3
Letter to Shareholders                             3
Investment Summary                                 6
Portfolio Summary                                  7
Investment Portfolio                               8
Financial Statements                              11
Financial Highlights                              14
Notes to Financial Statements                     15
Report of Independent Accountants                 19
Tax Information                                   20
Stockholder Meeting Results                       21
Dividend Reinvestment
   and Cash Purchase Plan                         22
Investment Manager and Administrator      Back cover
Directors and Officers                    Back cover


--------------------------------------------------------------------------------
This report is sent to the shareholders of The Brazil Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

  The Brazil Fund, Inc.
In Brief
================================================================================
--------------------------------------------------------------------------------

o The Brazil Fund, Inc. posted a 19.75% return based on net asset value in 1997, including the reinvestment of the $0.49 and $2.77 per share distributions paid on March 31, 1997 and January 13, 1998 to shareholders of record on March 17, 1997 and December 31, 1997, respectively.

o The Brazilian stock market rose 46% to reach an historical peak in the first half of 1997, but due to the deterioration of the economic situation in Asia, investment valuations collapsed in the second half of the year, resulting in a 17.8% increase for the entire year.

o A successful privatization effort in 1998 will be important to Brazil's image among foreign investors going forward. Total privatization proceeds were $22.5 billion in 1997, and upwards of $35 billion is expected for 1998.


Letter to Shareholders
================================================================================
--------------------------------------------------------------------------------

Dear Shareholders:

   We are pleased to report on the investment activities of The Brazil Fund, Inc. for the year ended December 31, 1997.

   The Fund's total return based on net asset value was 19.75% for the year. This performance reflects the reinvestment of the $0.49 and $2.77 per share distributions paid on March 31, 1997 and January 13, 1998 to shareholders of record on March 17, 1997 and December 31, 1997, respectively. With the January 1998 payment, total cash distributions paid by the Fund since its initial public offering have amounted to $179.6 million, or $13.41 per share. There may be advantages to shareholders in participating in the Fund's reinvestment plan, especially when the stock is selling at a discount to underlying net asset value, as was the case at 1997 year-end. Details of the plan may be found on page 22 of this report.

   The total investment return for the Fund's publicly traded shares was 10.16% in 1997. This reflected the change in market price of the stock over the course of the year and the reinvestment of distributions to shareholders. The Sao Paulo Stock Exchange Index, which is heavily weighted by the common and preferred shares of Telebras, rose 34.86% for the year.

   The Brazilian stock market led two lives during 1997. This is best seen through the changes in the market capitalization of the Sao Paulo Stock Exchange. For the first half of the year, the market's value rose 46%, reaching an historical peak of $317 billion at the end of June. Shares of the Fund gained 42% during the period. During the second half of the year, the market's capitalization fell 19.4% from the June peak, closing the year at $255.4 billion, a 17.8% increase for the year as a whole.

   The bull market in the first half of the year mirrored enthusiasm for the government's success in its privatization program and battle against inflation. In addition, the market appeared to have received considerable support from increased buying by Brazilian investors through their local equity mutual funds. Many of The Brazil Fund's holdings were lifted to lofty valuations, and it was during this ebullient period that investments were reduced or eliminated for a broad range of companies, including COPENE, White Martins, Cia. Hering, Sadia Concordia, CESP, Hering Textile, CPFL and Celesc.

================================================================================
--------------------------------------------------------------------------------
  The collapse of investment valuations during the second half of the year was clearly related to adverse financial developments in Asia. Thailand's banking crisis in July ignited the so-called "Asian contagion" that devastated foreign exchange and stock markets from the Philippines through Southeast Asia and up to South Korea by way of Hong Kong, before spreading quickly to emerging markets outside the region, chief among them being Brazil.

   Brazil was vulnerable to a correction. Its dramatic stock market gains in the first half of the year had made the market ripe for profit-taking. In addition, as one of the major stars in the emerging market universe and widely represented in portfolios around the globe, Brazil was unable to escape any investor backlash against emerging market investing. The irony, of course, is that Brazil was clearly free of the sins of crony capitalism and abuse of leverage that characterized most of the faltering Asian markets. Nevertheless, the country occupied a sensitive position in the eyes of many investors due to its overvalued exchange rate, growing fiscal and current account deficits, and Congressional procrastination in acting on President Cardoso's reform program

   Adding to Brazil's woes was a sizable hole in its external accounts. There was a $30 billion gap between the amount of dollars entering the country in 1997 through direct investment and other equity capital flows, and the amount leaving as a result of the current account deficit and amortization of public and private sector debt. With this gap, the country -- like the Asian Tigers -- was hostage to the foreign investor's confidence in the management of the economy and his willingness to roll over maturing loans. Confidence, unfortunately, was in short supply in the wake of the turmoil in Asia.

   Brazil lost almost $10 billion of foreign exchange reserves during the fourth quarter. Quick action by the Cardoso administration to introduce a tough austerity program appeared by year-end to have restored investor confidence in the government's commitment to defending its foreign exchange regime, even at the cost of a contraction in economic activity and an almost certain increase in unemployment in the months ahead.

   In our view, Brazil's major vulnerability is the gap in its external accounts. Much of this problem is structural in nature and reflective of Latin America's historical dependence on external savings to finance economic development. It will take years to wean the Brazilian economy away from its dependence on external debt. In the short run, however, the government should be able to shrink a large portion of the gap in its external accounts by eliminating or substantially reducing the trade deficit. This amounted to approximately $8.4 billion last year. Last year's services deficit of $16.9 billion was half of the current account deficit of $33.8 billion. An estimated $4 billion of this total was Brazil's net deficit on international travel. We would expect to see fewer vacation trips to Disney World in 1998.

   Finally, the government must continue to encourage foreign direct investment. Brazil received $17 billion last year in foreign direct investment, only one-third of which was linked to privatizations. As long as Brazil remains a secure and profitable place for the foreign company to do business, with low rates of inflation and predictable rules of the game with respect to tax policy, labor laws and the like, the flow of equity capital from abroad should grow. The longer term solution to Brazil's external financing gap is probably linked to the longer term growth of foreign direct investment.

   A successful privatization effort in 1998 is clearly important to Brazil's image among foreign investors. Total privatization proceeds were $22.5 billion last year, and upwards of $35 billion is expected for 1998. Unfortunately, 1998 is a presidential election year, and the privatization program has already become a political bone of contention, raising the risk that winners of

================================================================================
--------------------------------------------------------------------------------
privatization auctions might be disadvantaged at some future date by political retribution for daring to buy state enterprises. Populist chatter of this nature could undermine the country's longer term best interests if it leads to the government collecting less than anticipated on the year's privatizations.

   A key part of the government's austerity program was the increase in the basic interest rate from 20% to 43%. With the consumer inflation rate an estimated 4.8% in 1997 and projected to fall to 3% to 4% this year, the Brazilian economy is now functioning with real interest rates of well over 35%. Such killer rates suggest that there will be little or no growth this year for the economy, possibly even a decline, after an estimated 3.5% rate of expansion in 1997. This outcome cannot be avoided. If the government is to remain committed to its policy of a "crawling peg" devaluation of the Real and to continued total war against inflation, then economic activity has to absorb the costs of bringing the external financing gap to a level that gives the foreign creditors comfort.

   After the battering it took in the last three months of 1997, the Brazilian stock market reached a level at year-end that appeared to offer attractive long-term investment value. Analysts at Banco Icatu in Brazil, for example, calculate that the market is currently priced at approximately 5-times estimated 1998 cash flow. This is equivalent to a 20% cash yield on market value, and that is not a trivial return to the foreign investor.

================================================================================
--------------------------------------------------------------------------------

   For the Brazilian investor, on the other hand, a 20% cash return on investment pales by comparison with the 40%-plus returns one can currently earn on local money market instruments without taking any equity risk. Brazilian stocks, on this basis, would appear to be overvalued to the Brazilian investor and undervalued to the foreign investor, so the correction likely has a bit more distance to travel before equilibrium is achieved. Real interest rates are expected to decline later this year, and this should create a solid base in the market from which a good rebound in valuations might occur over the course of 1998.

Respectfully,

/s/Nicholas Bratt             /s/Juris Padegs

Nicholas Bratt                Juris Padegs
President                     Chairman

THE BRAZIL FUND, INC.
INVESTMENT SUMMARY AS OF DECEMBER 31, 1997
-----------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ----------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER    -14.19     --       -14.32        --        -15.12       --
ONE YEAR            10.16  10.16        19.75      19.75        34.86    34.86
THREE YEAR         -11.36  -3.94        18.37       5.78        77.95    21.18
FIVE YEAR          142.17  19.35       193.99      24.07       499.71    43.08
LIFE OF FUND*      281.37  14.74       419.71      18.44       859.93    29.78



-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (a)
YEARLY PERIODS ENDED DECEMBER 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.


                       1988*     1989    1990      1991     1992    1993     1994     1995     1996      1997
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 12.90   $ 18.85  $ 5.97   $ 13.80  $ 14.12  $ 20.98  $ 31.10  $ 20.73  $ 25.75  $ 26.42
INCOME DIVIDENDS..   $   .41   $   .89  $  .12   $    --  $    --  $   .08  $    --  $   .30  $   .55  $   .51
CAPITAL GAINS
AND OTHER
DISTRIBUTIONS.....   $   .28    $ 2.29  $   --   $    --  $   .66  $   .74  $  2.46  $  1.05  $   .32  $  2.75
TOTAL RETURN (%)..     21.99     83.96  -67.98    131.16     6.43    54.19    61.09   -23.31    28.89    19.75


(a)  Total  investment  returns  reflect  changes  in net asset  value per share during each period and assume that dividends and capital gains distributions, if any were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b)  Sao Paulo Stock Exchange Index ($).
 *   The Fund commenced operations on April 8, 1988.

     PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

THE BRAZIL FUND, INC.
PORTFOLIO SUMMARY AS OF DECEMBER 31, 1997
---------------------------------------------------------------------------
DIVERSIFICATION

Equity Securities   90%
Cash Equivalents    10%
                   ----
                   100%
                   ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
SECTORS
Sector breakdown of the Fund's equity securities

Telecommunications  21%
Utilities           17%
Banking             15%
Petroleum           12%
Food and Beverage   11%
Forest Products      5%
Mining               5%
Tobacco              3%
Iron and Steel       3%
Other                8%
                   ----
                   100%
                   ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS

 1.  Petroleo Brasileiro S/A

 2.  Telecomunicacoes Brasileiras S.A

 3.  Banco Itau S.A.

 4.  Telecomunicacoes de Sao Paulo S.A.

 5.  Companhia Cervejaria Brahma

 6.  Centrais Eletricas Brasileiras S/A

 7.  Banco Bradesco S.A

 8.  Companhia Energetica de Minas Gerais

 9.  Companhia Vale do Rio Doce

10.  Companhia Paranaense de Energia

[LOGO] The Brazil Fund, Inc.
Investment Portfolio as of December 31, 1997
================================================================================

Industry                             Shares                 Company                                          Value ($)
-----------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES 90.3%

BANKING 13.4%                     2,593,692,307   (pfd.)   Banco Bradesco S.A. ...........................  25,563,922
                                    110,893,769   (pfd.)   Banco Bradesco S.A. Rights (b) ................     397,451
                                     69,024,208   (pfd.)   Banco Itau S.A. ...............................  37,108,127
                                                                                                            ----------
                                                                                                            63,069,500
                                                                                                            ----------

CHEMICALS 2.3%                       56,312,000   (voting) Companhia Petroquimica do Sul S.A. .............  2,008,170
                                      5,950,846   (voting) S/A White Martins ..............................  8,691,258
                                                                                                            ----------
                                                                                                            10,699,428
                                                                                                            ----------

CONSTRUCTION 1.1%                   575,630,000   (voting) Odebrecht S.A. (b) .............................  4,994,759
                                                                                                            ----------
CONTAINERS 0.5%                       4,454,000   (pfd.)   Dixie Toga S.A. ................................  2,274,791
                                                                                                            ----------
ELECTRICAL EQUIPMENT 2.4%             6,393,800   (pfd.)   Empresa Brasileira de Compressores S.A. ........  1,604,107
                                     16,026,600   (pfd.)   Weg S.A. (b) ...................................  9,908,475
                                                                                                            ----------
                                                                                                            11,512,582
                                                                                                            ----------

FOOD AND BEVERAGE 9.6%              449,166,740   (pfd.)   Ceval Participacoes (b) ........................  6,488,478
                                     49,097,913   (pfd.)   Companhia Cervejaria Brahma .................... 32,994,431
                                      9,088,430   (pfd.)   Sadia Concordia S/A ............................  5,944,674
                                                                                                            ----------
                                                                                                            45,427,583
                                                                                                            ----------

FOREST PRODUCTS 4.9%                  8,253,599   (pfd.)   Aracruz Celulose S.A. "B" ...................... 11,388,865
                                      3,600,600   (pfd.)   Companhia Suzano de Papel e Celulose
                                                             S.A. .........................................  6,452,399
                                     11,610,740   (pfd.)   Industrias Klabin de Papel e Celulose S.A. .....  5,305,746
                                                                                                            ----------
                                                                                                            23,147,010
                                                                                                            ----------

GLASS 0.9%                            2,340,236   (voting) Companhia  Vidraria  Santa  Marina (b) .........  4,445,410
                                                                                                            ----------

IRON AND STEEL 2.6%                 100,100,000   (pfd.)   Companhia  Siderurgica  de Tubarao "B" .........  1,417,123
                                      1,871,410   (pfd.)   Usinas Siderurgicas de Minas Gerais S.A. ....... 11,066,983
                                                                                                            ----------
                                                                                                            12,484,106
                                                                                                            ----------

MINING 4.1%                             922,104   (pfd.)   Companhia Vale do Rio Doce ..................... 18,300,796
                                     38,811,004   (voting) S.A. Mineracao da Trindade (b) .................    973,709
                                                                                                            ----------
                                                                                                            19,274,505
                                                                                                            ----------

PETROLEUM 10.5%                     210,739,999   (pfd.)   Petroleo Brasileiro S.A. ....................... 49,283,759
                                                                                                            ----------

RETAILING 1.0%                      110,000,000   (voting) Companhia Brasileira de Distribuicao-
                                                              Grupo Pao de Acucar .........................  2,010,663
                                    442,287,800   (voting) Lojas Americanas S.A.* .........................  2,714,638
                                                                                                            ----------
                                                                                                             4,725,301
                                                                                                            ----------


    The accompanying notes are an integral part of the financial statements.

[LOGO] The Brazil Fund, Inc.
Investment Portfolio
================================================================================

Industry                             Shares                 Company                                          Value ($)
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS 18.5%            390,256,600   (pfd.)   Telecomunicacoes Brasileiras S.A. ............   44,513,835
                                    129,212,067   (pfd.)   Telecomunicacoes de Sao Paulo S.A. ...........   34,384,384
                                     15,242,900   (pfd.)   Telecomunicacoes do Parana S.A. ..............    8,194,740
                                                                                                           -----------
                                                                                                            87,092,959
                                                                                                           -----------

TEXTILES AND APPAREL 0.4%            52,929,600   (pfd.)   Sao Paulo Alpargatas S.A.(c) .................    1,754,756
                                                                                                           -----------

TOBACCO 2.8%                          1,657,543   (voting) Souza Cruz S.A. ..............................   13,366,683
                                                                                                           -----------

UTILITIES 15.3%                     600,000,000   (pfd.)   Centrais Eletricas Brasileiras S/A "B" .......   30,643,788
                                    503,240,952   (pfd.)   Companhia Energetica de Minas Gerais .........   21,864,750
                                    360,700,000   (pfd.)   Companhia Paranaense de Energia ..............    4,896,380
                                    869,642,700   (voting) Companhia Paranaense de Energia ..............    9,740,185
                                     37,970,000   (voting) Companhia Paulista de Forca e Luz ............    5,001,202
                                                                                                           -----------
                                                                                                            72,146,305
                                                                                                           -----------


                                                           TOTAL EQUITY SECURITIES
                                                              (Cost $180,657,033) .......................  425,699,437
                                                                                                           -----------

--------------------------------------------------------------------------------

                                 Principal Amount ($)
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 3.3%
                                     15,366,000            Repurchase Agreement with Donaldson,
                                                              Lufkin & Jenrette, dated 12/31/97 at
                                                              6.5%, to be repurchased at
                                                              $15,371,549 on 1/2/98, collateralized
                                                              by a $11,780,000 U.S. Treasury Bond,
                                                              8.75%, 5/15/17 (Cost $15,366,000) .........   15,366,000
                                                                                                           -----------

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 6.4%

                                     30,000,000            Federal Home Loan Mortgage Corp. Discount
                                                              Note, 1/2/98 (Cost $29,996,042) ............   29,996,042
                                                                                                            -----------

-----------------------------------------------------------------------------------------------------------------------

                                                           TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                              (Cost $226,019,075) (a) ....................  471,061,479
                                                                                                            ===========


    The accompanying notes are an integral part of the financial statements.

[LOGO] The Brazil Fund, Inc.
Investment Portfolio
================================================================================

*    Non-income producing security.

(a) The cost of the investment portfolio for federal income tax purposes was $227,333,343. At December 31, 1997, net unrealized appreciation for all securities based on tax cost was $243,728,136. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $272,530,939 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $28,802,803.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $27,208,282 (6.34% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1997 aggregated $12,380,687. These securities may also have certain restrictions as to resale.

(c)  Affiliated Issuer (See Notes to Financial Statements)






    The accompanying notes are an integral part of the financial statements.

[LOGO] The Brazil Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES
  DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
 Investments, at value:
    Unaffiliated issuers (identified cost $219,667,122) .....................                            $469,306,723
    Affiliated issuers (identified cost $6,351,953) .........................                               1,754,756
                                                                                                         ------------
 Total investments, at value (identified cost $226,019,075) .................                             471,061,479
 Cash .......................................................................                                     936
 Foreign currency holdings, at market (identified cost $1,998,619) ..........                               1,993,273
 Dividends and interest receivable ..........................................                               2,005,128
 Other assets ...............................................................                                   9,944
                                                                                                         ------------
       Total assets .........................................................                             475,070,760
 LIABILITIES
 Payables:
    Dividends ...............................................................            45,031,289
    Accrued management fee ..................................................               402,925
    Other accrued expenses ..................................................               206,795
                                                                                       ------------
       Total liabilities ....................................................                              45,641,009
 Net assets .................................................................                            $429,429,751
                                                                                                         ============

 NET ASSETS Net assets consist of:
    Undistributed net investment income .....................................             1,280,001
    Net unrealized appreciation (depreciation) on:
       Investment securities ................................................                             245,042,404
       Foreign currency related transactions ................................                                  (7,817)
    Accumulated net realized loss ...........................................                              (3,170,438)
    Paid-in capital .........................................................                             186,285,601
                                                                                                         ------------
 Net assets, at value
                                                                                                         $429,429,751
                                                                                                         ============
 NET ASSET VALUE per share ($429,429,75 / 116,256,783 shares of common stock
    outstanding, 50,000,000 shares authorized, $.01 par value) ..............                            $      26.42
                                                                                                         ============

    The accompanying noted are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] The Brazil Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS
  YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

Investment income
   Income:
      Dividends:
           Unaffiliated issuers
                                                                                                           $15,832,403
           Affiliated issuers ............................................                                      10,584
                                                                                                           -----------
      Total dividends (net of withholding tax of $1,306,059) .............                                  15,842,987
      Interest ...........................................................                                   1,494,157
                                                                                                           -----------
                                                                                                            17,337,144
   Expenses:
      Management fee .....................................................           $ 5,511,127
      Administrator's fee ................................................                53,925
      Custodian and accounting fees ......................................             1,371,881
      Directors' fees and expenses .......................................               158,692
      Legal ..............................................................               130,715
      Auditing ...........................................................                82,250
      Reports to shareholders ............................................                88,458
      Services to shareholders ...........................................                57,254
      Other ..............................................................                62,053             7,516,355
                                                                                     -----------           -----------
   Net investment income .................................................                                   9,820,789
                                                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS Net
   realized gain (loss) from:
      Investments ........................................................            35,704,080
      Foreign currency denominated transactions (net of CPMF tax $108,853)              (762,332)           34,941,748
                                                                                     ----------
   Net unrealized appreciation (depreciation) during the period on:
      Investments ........................................................            19,008,380
      Foreign currency denominated transactions ..........................                37,714            19,046,094
                                                                                     -----------           -----------
   Net gain on investment transactions ...................................                                  53,987,842
                                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
                                                                                                           $63,808,631
                                                                                                           ===========

    The accompanying noted are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] The Brazil Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEARS ENDED DECEMBER 31,
                                                                             ------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                1997                    1996
-----------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income ..........................................          $  9,820,789            $  8,943,021
   Net realized gain from investment transactions .................            34,941,748              12,786,925
   Net unrealized appreciation on investment
      transactions during the period ..............................            19,046,094              73,880,338
                                                                             ------------            ------------
Net increase in net assets resulting from operations ..............            63,808,631              95,610,284
                                                                             ------------            ------------
Distributions to shareholders:
   From net investment income .....................................            (8,290,328)             (8,926,493)
                                                                             ------------            ------------
   From net realized gains on investment transactions .............           (44,702,055)             (5,193,596)
                                                                             ------------            ------------
Net asset value of shares issued to shareholders in reinvestment of
   distributions ..................................................               631,634                  78,763
                                                                             ------------            ------------
INCREASE (DECREASE) IN NET ASSETS .................................            11,447,882              81,568,958
Net assets at beginning of period .................................           417,981,869             336,412,911
                                                                             ------------            ------------
NET ASSETS AT END OF PERIOD (including undistributed net investment
   income of $1,280,001 and $752,956, respectively) ...............          $429,429,751            $417,981,869
                                                                             ============            ============
OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period .........................            16,229,987              16,226,496
   Shares issued to shareholders in reinvestment of distributions .                26,796                   3,491
                                                                             ------------            ------------
Shares outstanding at end of period ...............................            16,256,783              16,229,987
                                                                             ============            ============

    The accompanying noted are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] The Brazil Fund, Inc.
Financial Highlights
================================================================================

--------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
--------------------------------------------------------------------------------

                                                                                         YEARS ENDED DECEMBER 31,
                                                                   ---------------------------------------------------------------
                                                                    1997(a)      1996(a)           1995(a)        1994      1993
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...........................   $ 25.75       $ 20.73          $ 31.10       $ 20.98    $ 14.12
                                                                   -------       -------          -------       -------    -------
   Net investment income (loss) ................................       .60           .55              .38          (.17)       .10
   Net realized and unrealized gain (loss) on investment
    transactions ...............................................      3.33          5.34            (7.63)        12.75       7.58
                                                                   -------       -------          -------       -------    -------
Total from investment operations ...............................      3.93          5.89            (7.25)        12.58       7.68
                                                                   -------       -------          -------       -------    -------
Less distributions:
   From net investment income ..................................      (.51)         (.55)            (.30)           --       (.08)
   From net realized gains on investments ......................     (2.75)         (.32)            (.90)        (2.46)      (.74)
   In excess of net realized gains on investments ..............        --            --             (.15)           --         --
                                                                   -------       -------          -------       -------    -------
 Total distributions ...........................................     (3.26)         (.87)           (1.35)        (2.46)      (.82)
                                                                   -------       -------          -------       -------    -------
Dilution resulting from the rights offering (f) ................        --            --            (1.73)           --         --
                                                                   -------       -------          -------       -------    -------
Broker and dealer manager fees and offering costs (f) ..........        --            --             (.04)           --         --
                                                                   -------       -------          -------      --------    -------
Net asset value, end of period .................................   $ 26.42       $ 25.75          $ 20.73       $ 31.10    $ 20.98
                                                                   =======       =======          =======      ========    =======
Market value, end of period ....................................   $ 21.00       $ 22.25          $ 21.13       $ 33.00    $ 21.13
                                                                   =======       =======          =======      ========    =======
TOTAL INVESTMENT RETURN
 Per share market value (%) ....................................     10.16          9.29           (26.37)        69.81      60.89
 Per share net asset value (%) (b) .............................     19.75         28.89(e)        (23.31)(e)     61.09      54.19
RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period ($ millions) ........................       429           418              336           377        254
 Ratio of operating expenses net, to average net assets (%) (c)       1.46          1.60             1.62          1.71       1.84
 Ratio of operating expenses before expense reductions,
   to average net assets (%) ...................................      1.46          1.62             1.67          1.71       1.84
 Ratio of net investment income (loss) to average net assets (%)      1.91          2.22             1.54          (.58)       .56
 Portfolio turnover rate (%) ...................................      5.57          8.55             9.65          5.76       4.67
 Average commission rate paid (d) ..............................   $.00005       $.00002               --            --         --

(a)  Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(c) For the year ended December 31, 1993 the ratio of expenses net, including the Brazilian repatriation tax, to average net assets was 2.22%.

(d) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after December 31, 1996.

(e)  Total returns would have been lower had certain expenses not been reduced.

(f) During the year ended December 31, 1995, the Fund issued 4,060,000 shares in connection with a rights offering of the Fund's shares.

--------------------------------------------------------------------------------

[LOGO] The Brazil Fund, Inc.
Notes to Financial Statements
================================================================================
A. SIGNIFICANT ACCOUNTING POLICIES

The Brazil Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used.

Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) values of investment securities, other assets and liabilities at the daily rate of exchange;

     (ii) purchases and sales of investment securities, dividend and interest income and expenses at the daily rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

TAXATION. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no U.S. federal income taxes, and no federal income tax provision was required.

[LOGO] The Brazil Fund, Inc.
Notes to Financial Statements
================================================================================

Effective January 1, 1996, the Brazilian withholding tax on dividend income was reduced from 15% to 0%. This rate change applies to dividends paid from a company's 1996 profits. Dividends paid from pre-1996 profits will continue to be taxed at 15%.

Effective January 23, 1997, the Fund is also subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financeiras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute to shareholders, at least annually, all of its tax basis net investment income, any net short-term capital gains in excess of net long-term capital losses (including any capital loss carryover) and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses (including any capital loss carryover), which would be taxable to the Fund if not distributed. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment and foreign currency related transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded at the earlier of ex dividend or record date. The Fund uses the identified cost method for determining realized gain or loss on investments and foreign currency for both financial and federal income tax reporting purposes.

B. PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $26,326,614 and $63,124,201, respectively.

C.   INVESTMENT ADVISORY AGREEMENTS AND
     TRANSACTIONS WITH AFFILIATED PERSONS

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

[LOGO] The Brazil Fund, Inc.
Notes to Financial Statements
================================================================================

Under the Management Agreement with Scudder Kemper, the Fund agrees to pay the Adviser a monthly fee at an annual rate equal to 1.20% per annum of the value of the Fund's average weekly net assets up to $150 million; 1.05% per annum of the value of the Fund's average weekly net assets on the next $150 million, and 1.00% per annum of the value of the Fund's weekly net assets in excess of $300 million. For the year ended December 31, 1997, the fee pursuant to these agreements amounted to $5,511,127, which was equivalent to an annual effective rate of 1.07%.

The Fund and the Adviser entered into an Administration Agreement with Banco de Boston S.A. ("Banco de Boston"), pursuant to which Banco de Boston acts as the Fund's Brazilian Administrator. The Fund has agreed to pay Banco de Boston, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out of pocket expenses. For the year ended December 31, 1997, the Administrator fee amounted to $53,925, of which $36,228 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $265,468, of which $18,897 is unpaid at December 31, 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, provides shareholder communications services for the Fund. For the year ended December 31, 1997 the amount charged by SSC aggregated $15,000, of which $1,250 is unpaid at December 31, 1997.

The Fund pays each Director not affiliated with the Adviser an annual fee of $6,000 except for two Directors who, as residents of Brazil, receive a fee of $12,000, plus specified amounts for each Board of Directors or committee meeting attended. For the year ended December 31, 1997, Directors' fees and expenses amounted to $158,692.

D. FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN BRAZIL

Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for U.S. federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes, and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by holders of at least two-thirds of the Fund's shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict

[LOGO] The Brazil Fund, Inc.
Notes to Financial Statements
================================================================================

repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

E. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the year ended December 31, 1997 are as follows:

                                           Purchases           Sales           Dividend          Market
                  Affiliate                 Cost ($)         Cost ($)         Income ($)        Value ($)
      --------------------------------------------------------------------------------------------------------
      --------------------------------------------------------------------------------------------------------
      Sao Paulo Alpargatas S.A.             6,351,953               --            10,584        1,754,756



[LOGO] The Brazil Fund, Inc.
Report of Independent Accountants
================================================================================

To The Shareholders and the Board of Directors of The Brazil Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
February 12, 1998

[LOGO] The Brazil Fund, Inc.
Tax Information (Unaudited)
================================================================================

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

The Fund paid distributions of $2.69 per share from net long-term capital gains during the year ended December 31, 1997, of which 36.06% represents 20% rate gains. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $36,674,589 as capital gain dividends for the year ended December 31, 1997, of which 42.89% represent 20% rate gains.

The Fund pays taxes to Brazil and intends to make an election under section 853 of the Internal Revenue Code. This election will allow shareholders of record on December 31, 1997, to treat their proportionate shares of certain foreign taxes paid by the Fund as having been paid directly by them. Such shareholders will be required to report their proportionate shares of such taxes paid as income. The Fund paid Brazilian taxes of $1,115,552 ($0.069 per share) and recognized $9,994,612 ($0.615 per share) of Brazilian source income.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Brazil Fund account, please call (800) 426-5523.

  The Brazil Fund, Inc.
Stockholder Meeting Results
================================================================================
--------------------------------------------------------------------------------
The Annual Meeting of Stockholders of the Fund was held on October 28, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. The following matters were voted upon by stockholders (the resulting votes for each matter are presented below).

1. To approve the new Investment Management, Advisory and Administration Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                       ----------------

        For              Against          Abstain         Broker Non-votes*
        ---              -------          -------         -----------------

     8,150,794          1,438,390         40,133                  0

2.   To elect Directors.

                 Director:                             Number of Votes:
                 ---------                             ----------------

                                                  For                Withheld
                                                  ---                --------

                 Kenneth C. Froewiss           8,855,813              773,504
                 William H. Luers              8,848,223              781,094
                 Wilson Nolen                  8,866,644              762,673
                 Harold Williams               8,857,026              772,291


                 Continuing Directors:
                 ---------------------

                 Edgar R. Fiedler
                 Roberto Teixeira da Costa
                 Ronaldo A. da Frota Nogueira
                 Juris Padegs

3. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:
                                ----------------

               For                     Against                    Abstain
               ---                     -------                    -------

            8,182,333                  677,347                    769,637

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

  The Brazil Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
--------------------------------------------------------------------------------
The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through The First National Bank of Boston, the Plan Agent.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by The First National Bank of Boston, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

================================================================================
--------------------------------------------------------------------------------
Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.
   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o The First National Bank of Boston, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

  The Brazil Fund, Inc.
Investment Manager and Administrator
================================================================================
--------------------------------------------------------------------------------
   The investment manager and administrator of The Brazil Fund, Inc. (the "Fund") is Scudder Kemper Investments, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of six other closed-end investment companies which invest in foreign securities: The Argentina Fund, The Brazil Fund, The Korea Fund, Scudder Global High Income Fund, Inc., Scudder New Europe Fund and Scudder Spain and Portugal Fund, Inc. are traded on the New York Stock Exchange.

Directors and Officers
================================================================================
--------------------------------------------------------------------------------
NICHOLAS BRATT*
    President

JURIS PADEGS*
    Chairman of the Board and Director

EDGAR R. FIEDLER
    Director

KENNETH C. FROEWISS
    Director

WILLIAM H. LUERS
    Director

ROBERTO TEIXEIRA DA COSTA
    Director and Resident Brazilian Director

RONALDO A. DA FROTA NOGUEIRA
    Director and Resident Brazilian Director

WILSON NOLEN
    Director

HAROLD WILLIAMS
    Director

EDMUND B. GAMES, JR.*
    Vice President

BRUCE H. GOLDFARB*
    Vice President

JUDITH A. HANNAWAY*
    Vice President

JERARD K. HARTMAN*
    Vice President

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

THOMAS F. McDONOUGH*
    Vice President, Treasurer and Secretary

JOHN R. HEBBLE*
    Assistant Treasurer

* Scudder Kemper Investments, Inc.